SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                 August 8, 1996


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)





    DELAWARE                         1-3521                    95-4128205
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)





                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500



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ITEM 7.           EXHIBITS.

         (c)      Exhibits

                  1(a)     -      Terms Agreement dated August 8, 1996 among
                                  Aristar, Inc. and Goldman, Sachs & Co., Bear,
                                  Stearns & Co. Inc. and First Chicago Capital
                                  Markets, Inc., and the Aristar, Inc. - Debt
                                  Securities - Underwriting Agreement Basic
                                  Provisions dated April 10, 1995 incorporated by reference therein.

                  4(a)     -      Resolutions adopted by the Pricing Committee
                                  of the Board of Directors of the Company establishing the terms of the Company's 6.75%
                                  Senior Notes due August 15, 2001.

                  4(b)     -      Specimen Global 6.75% Senior Note due August
                                  15, 2001.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ARISTAR, INC.



                                            By: /s/ James A. Bare
                                               ------------------------------
                                               Executive Vice President and
                                               Chief Financial Officer (Chief
                                               Accounting Officer)



Date:  August 8, 1996

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                                  EXHIBIT INDEX



EXHIBITS

1(a)     -        Terms Agreement dated August 8, 1996 among Aristar,
                  Inc. and Goldman, Sachs & Co., Bear, Stearns & Co. Inc.
                  and First Chicago Capital Markets, Inc., and the
                  Aristar, Inc. - Debt Securities - Underwriting
                  Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

4(a) - Resolutions adopted by the Pricing Committee of the Board of Directors of the Company establishing the terms of the Company's 6.75% Senior Notes due August 15, 2001.

4(b) -            Specimen Global 6.75% Senior Note due August 15, 2001.




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